UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 22441

John Hancock Hedged Equity & Income Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant’s telephone number, including area code: 617-663-4497

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2014

    John Hancock
    Hedged Equity & Income Fund

Ticker: HEQ                                                 Annual report 12/31/14

Managed distribution plan

The fund has adopted a managed distribution plan (Plan). Under the Plan, the fund makes quarterly distributions of an amount equal to $0.376 per share, which will be paid quarterly until further notice. This fixed amount was based upon an annual distribution rate of 8.00% of the fund's net asset value (NAV) of $18.80 on August 31, 2013, at the time the Plan was last amended. The fund may make additional distributions: (i) for purposes of not incurring federal income tax on the fund of investment company taxable income and net capital gain, if any, not included in such regular distributions; and (ii) for purposes of not incurring federal excise tax on ordinary income and capital gain net income, if any, not included in such regular distributions.

The Plan provides that the Board of Trustees of the fund may amend the terms of the Plan or terminate the Plan at any time without prior notice to the fund's shareholders. The Plan is subject to periodic review by the fund's Board of Trustees.

You should not draw any conclusions about the fund's investment performance from the amount of the fund's distributions or from the terms of the fund's Plan. The fund's total return at NAV is presented in the Financial highlights section.

With each distribution that does not consist solely of net income, the fund will issue a notice to shareholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income-tax purposes. The fund may, at times, distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital does not necessarily reflect the fund's investment performance and should not be confused with yield or income.

A message to shareholders

Dear fellow shareholder,

Robust economic growth in the United States set the global standard in 2014. The portfolio teams in our network are generally optimistic about continued relative strength in the United States, supported by rising employment, healthy consumer spending, and falling oil prices. Stocks at all-time highs remain vulnerable to a correction, but the long-term bull market appears intact. We believe a more selective approach continues to make sense in overseas markets, but note that opportunities are growing and could reward investors should recoveries in those markets begin in earnest.

The coming year will likely present greater challenges for bond investors, however. The U.S. Federal Reserve has signaled its intention to raise short-term interest rates in 2015, and that change will have an adverse effect on many fixed-income portfolios, particularly those that invest in less liquid markets. At John Hancock Investments, we are closely monitoring our fixed-income portfolios and communicating regularly with their portfolio managers about these issues. Now may also be a good time for you to discuss your fixed-income strategy with your financial advisor to determine if that portion of your portfolio continues to match your long-term goals.

A new look

I am pleased to introduce you to our redesigned shareholder reports. As part of an effort to elevate the educational substance in our communications, we undertook an initiative to make our reports more engaging and easier to navigate. Included in the changes are a performance snapshot that shows your fund's performance against that of its benchmark, and a Q&A with your fund's lead portfolio manager. We hope these enhancements give you better insight into your fund's activity and performance.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of December 31, 2014. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Hedged Equity & Income Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	Fund's investments
26	Financial statements
29	Financial highlights
30	Notes to financial statements
39	Auditor's report
40	Tax information
41	Additional information
44	Trustees and Officers
48	More information

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/14 (%)

The MSCI All Country World Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

It is not possible to invest directly in an index.

The current annualized distribution rates are the latest quarterly distribution rate as an annualized percentage of net asset value or closing market price and are 8.25% at net asset value and 9.22% at closing market price on 12-31-14.

The fund's quarterly distributions may be from net investment income, capital gains, or return of capital. Of the distributions paid for the year ended 12-31-14, it is estimated that the fund's distributions consisted of 30% net investment income and 70% capital gains. The actual amounts and sources of distributions for tax reporting purposes may change upon final determination of tax characteristics and may be subject to changes based on tax regulations. John Hancock will send shareholders an IRS Form 1099-DIV for the calendar year that will tell them how to report these distributions for federal income tax purposes. The total returns for the fund assume all distributions are reinvested.

The performance data contained within this material represents past performance, which does not guarantee future results.

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Global stocks were up

In spite of geopolitical tensions and a sharp decline in oil prices, global equities produced positive total returns during the year.

Fund's equity strategy was up, too

The fund's equity holdings performed well, but overall, the fund trailed the MSCI All Country World Index.

Hedging strategies hindered

The fund's hedging strategies weighed down performance during this period of rising stock prices.

PORTFOLIO COMPOSITION AS OF 12/31/14 (%)

A note about risks

As is the case with all closed-end funds, shares of this fund may trade at a discount to the fund's net asset value. An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained and distributions may include a substantial return of capital, which may increase the potential gain or reduce the potential loss of a subsequent sale. Fixed-income investments are subject to interest-rate risk; their value will normally decline as interest rates rise. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Investing in derivative instruments involves risks different from, and in some cases greater than, the risks associated with investing directly in securities and other traditional investments. Certain market conditions, including reduced trading volume, heightened volatility, and rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. The primary risks associated with the use of futures contracts and options are imperfect correlation, liquidity, unanticipated market movement, and counterparty risk. Investments in higher-yielding, lower-rated securities include a higher risk of default.

Discussion of fund performance

An interview with Portfolio Manager Kent M. Stahl, CFA, Wellington Management Company LLP

Kent M. Stahl, CFA Portfolio Manager Wellington Management Company, LLP

What was the market environment like during the fund's fiscal year?

Global equities rose for the year, albeit with bouts of significant volatility along the way. Headlines gave investors a number of reasons to fret: ongoing geopolitical tensions in Ukraine and the Middle East, concerns about slowing growth in China, a deepening recession in Japan, a stalling economy in Europe, and, of course, plunging oil prices worldwide.

Still, the aging bull market marched onward. The United States remained a bright spot in the global economy, growing at its fastest pace in more than a decade during the third quarter.

Key themes for the period included the accommodative monetary policies from central banks around the world. The Bank of Japan unexpectedly expanded its quantitative easing (QE) policy in late October, the People's Bank of China surprised markets in November with its first rate cut in two years, and the European Central Bank maintained a dovish stance with hints of further accommodations still to come.

The end of the U.S. Federal Reserve's (Fed's) bond-buying program in October was ultimately a non-event, as the move was widely expected. The Fed intends to maintain its record $4.5 trillion balance sheet for some time via principal reinvestment.

Within the MSCI All Country World Index, all but three sectors posted positive returns. Healthcare, information technology, and utilities gained the most, while the energy, materials, and telecommunication services sectors declined.

What's your take on the fund's underperformance for the year?

For the 12-month period ended December 31, 2014, the fund posted total returns of 1.66% at net asset value (NAV) and 4.13% at closing market price. The fund's performance at NAV and its performance at market price differ because the market share price is subject to the dynamics of secondary market trading, which can cause it to trade at a discount or premium to the fund's NAV price at any time.

During the period, the index returned 4.71%; as a whole, the fund did not keep up with the index primarily because of the fund's call option strategy, its futures positions, and its allocation to high-yield bonds. On its own, the fund's equity strategy outperformed the index, partially offsetting the relative detractors of the other exposures.

"Key themes for the period included the accommodative monetary policies from central banks around the world."

Would you tell us more about the fund's equity portfolio specifically?

The fund's equity strategy posted positive relative returns for the period, driven by the stock selection. Stock selection within the information technology sector contributed most to relative performance. Stock selection detracted from performance among healthcare and industrials holdings.

An overweight in healthcare helped, but an overweight in the materials sector detracted from relative performance during the period.

In terms of individual stocks, top contributors to relative performance during the period included Israel-based maker of an advanced driver assistance system Mobileye, U.S.-based manufacturer of semiconductor chips Intel Corp., and U.S.-based gas and electric utility operator UGI Corp.

The top detractors from relative performance included an underweight position in consumer electronics behemoth Apple, Inc. Holdings in France-based electrical equipment manufacturer Schneider Electric SE and Thailand-based integrated petrochemical and chemical company PTT Global Chemical PCL also hindered results.

What about the fund's exposure to strategies implemented through derivatives?

The written calls on the S&P 500 Index negatively affected performance during the period. The fund received premiums from writing calls during the year, although ultimately the written calls acted as a limit to upside performance.

SECTOR COMPOSITION AS OF 12/31/14 (%)

"... the fund did not keep up with the index primarily because of the fund's call option strategy... and its allocation to high-yield bonds."

Separately, the hedge designed to reduce equity exposure through the selling of equity index futures also detracted from results in this period of rising U.S. equity markets. During the period, the S&P 500 Index returned nearly 14%.

You mentioned high-yield bonds earlier, correct?

Yes. During the period, the fund held exposure to global high-yield fixed-income securities (bonds rated below investment grade) to help aid its income-generating potential. This allocation contributed to the fund's absolute return, but these bonds weighed on results relative to the benchmark.

How did you position the fund as the year ended?

At the end of the period, the equity portfolio was overweight in the financials, materials, and information technology sectors and underweight in the consumer discretionary, consumer staples, and industrials sectors. From a regional standpoint, the portfolio was overweight in Europe (including the U.K.), Japan, and North America and underweight in emerging markets and developed Asia-Pacific markets, not including Japan.

In the final months of 2014, we saw a steep decline in oil prices that sent shockwaves through the markets. Still, our overall view remained positive. While many investors feared that sinking oil prices were mostly a reflection on weakening demand, we believed that the interplay among central bank policies in the United States, Europe, Japan, and China would sustain global demand and support risk assets, and we still think that's likely in 2015.

TOP 10 HOLDINGS AS OF 12/31/14 (%)
Merck & Company, Inc.	2.1
Microsoft Corp.	2.0
The PNC Financial Services Group, Inc.	1.7
Maxim Integrated Products, Inc.	1.6
JPMorgan Chase & Company	1.5
Intel Corp.	1.5
International Paper Company	1.4
Marsh & McLennan Companies, Inc.	1.3
British American Tobacco PLC	1.3
Chevron Corp.	1.2
TOTAL	15.6
As a percentage of net assets.
Cash and cash equivalents are not included.

Yet an element of caution is warranted. We recognize the risk of major pricing adjustments; big, sudden price changes, whether in interest rates or oil, generally do not occur without market dislocations. The good news, as we see it, is that market volatility presents new investment opportunities.

MANAGED BY

Kent M. Stahl, CFA On the fund since 2011 Investing since 1985
Gregg R. Thomas, CFA On the fund since 2011 Investing since 1993

WELLINGTON
MANAGEMENT

COUNTRY COMPOSITION AS OF 12/31/14 (%)
United States	57.7
Japan	8.6
United Kingdom	7.4
France	4.0
Germany	3.5
Switzerland	3.3
Netherlands	2.2
Spain	1.9
Canada	1.8
China	1.2
Other countries	8.4
TOTAL	100.0
As a percentage of net assets.

The views expressed in this report are exclusively those of Kent M. Stahl, CFA, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Fund's investments

As of 12-31-14
	Shares	Value
Common stocks 82.7%		$205,546,311
(Cost $193,743,863)
Consumer discretionary 6.5%		16,023,348
Auto components 1.0%
Aisan Industry Company, Ltd.	15,400	131,748
Delphi Automotive PLC	8,100	589,032
Exedy Corp.	7,000	168,524
Keihin Corp.	15,600	231,545
Sumitomo Riko Company, Ltd.	19,700	148,116
Takata Corp.	12,100	145,878
The Goodyear Tire & Rubber Company	10,800	308,556
Tokai Rika Company, Ltd.	10,400	218,307
Topre Corp.	4,200	60,160
Toyoda Gosei Company, Ltd.	15,700	315,793
Toyota Boshoku Corp.	22,700	301,361
Automobiles 0.4%
Honda Motor Company, Ltd.	15,500	454,743
Peugeot SA (I)	28,477	348,911
Renault SA	3,688	268,620
Diversified consumer services 0.1%
Allstar Co-Invest LLC (I)(R)	236,300	257,567
Hotels, restaurants and leisure 0.5%
Mandarin Oriental International, Ltd.	94,000	156,864
McDonald's Corp.	10,939	1,024,984
Household durables 1.2%
D.R. Horton, Inc.	27,200	687,888
Funai Electric Company, Ltd.	18,200	217,215
Newell Rubbermaid, Inc.	25,900	986,531
PulteGroup, Inc.	48,200	1,034,372
Internet and catalog retail 0.1%
Home Retail Group PLC	54,974	177,167
Media 0.8%
Avex Group Holdings, Inc.	8,900	145,555
Clear Media, Ltd.	45,000	46,854
Gendai Agency, Inc.	5,200	29,209
Metropole Television SA	10,746	202,557
ProSiebenSat.1 Media AG	28,555	1,193,122
Proto Corp.	6,200	89,241
Sky PLC	23,477	327,653
Tri-Stage, Inc.	2,400	30,600

SEE NOTES TO FINANCIAL STATEMENTS8

	Shares	Value
Consumer discretionary (continued)
Multiline retail 0.2%
Mothercare PLC (I)	23,403	$63,575
New World Department Store China, Ltd.	211,000	67,476
Nordstrom, Inc.	3,800	301,682
Specialty retail 1.8%
Adastria Holdings Company, Ltd.	9,800	256,290
Honeys Company, Ltd.	12,930	101,299
Nishimatsuya Chain Company, Ltd.	19,800	160,907
Pal Company, Ltd.	6,000	164,004
Ross Stores, Inc.	6,500	612,690
Shimamura Company, Ltd.	2,300	198,483
The Home Depot, Inc.	25,970	2,726,071
Xebio Company, Ltd.	10,600	176,447
Textiles, apparel and luxury goods 0.4%
Daphne International Holdings, Ltd.	432,000	157,347
Hanesbrands, Inc.	2,800	312,536
Ralph Lauren Corp.	2,300	425,868
Consumer staples 6.1%		15,175,091
Beverages 0.6%
Coca-Cola Company	13,010	549,282
Diageo PLC, ADR	8,909	1,016,428
Food and staples retailing 0.2%
Cawachi, Ltd.	7,900	117,085
Delhaize Group SA	2,506	182,500
J Sainsbury PLC	52,649	201,050
Food products 2.4%
Diamond Foods, Inc. (I)	729	20,580
Ebro Foods SA	29,147	481,795
Ingredion, Inc.	10,976	931,204
Kraft Foods Group, Inc.	44,741	2,803,471
Pinnacle Foods, Inc.	25,520	900,856
Suedzucker AG	10,547	151,643
Unilever NV	18,488	723,208
Household products 1.2%
The Procter & Gamble Company	32,575	2,967,257
Personal products 0.1%
Oriflame Cosmetics SA	10,984	152,191
Tobacco 1.6%
British American Tobacco PLC	58,607	3,175,969
Philip Morris International, Inc.	9,829	800,572

9SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Energy 6.8%		$17,000,610
Energy equipment and services 0.4%
Baker Hughes, Inc.	7,400	414,918
National Oilwell Varco, Inc.	8,000	524,240
Trican Well Service, Ltd.	5,600	26,848
Oil, gas and consumable fuels 6.4%
BP PLC	125,390	795,923
Canadian Natural Resources, Ltd.	14,900	460,112
Chevron Corp. (C)	26,799	3,006,312
Encana Corp.	11,100	154,490
Energy Resources of Australia, Ltd. (I)	36,883	39,048
Eni SpA	28,025	490,899
Exxon Mobil Corp. (C)	20,755	1,918,800
Gazprom OAO, ADR	40,534	183,619
HollyFrontier Corp.	13,100	490,988
HRT Participacoes em Petroleo SA (I)	2,930	5,071
Inpex Corp.	22,300	248,265
Japan Petroleum Exploration Company	6,500	204,212
Legacy Oil + Gas, Inc. (I)	36,000	66,931
Lukoil OAO, ADR	4,250	162,988
Marathon Oil Corp.	40,840	1,155,364
Occidental Petroleum Corp.	11,573	932,900
Painted Pony Petroleum, Ltd. (I)	13,700	109,076
PetroChina Company, Ltd., H Shares	1,028,000	1,138,515
Petroleo Brasileiro SA, ADR	23,481	171,411
Royal Dutch Shell PLC, B Shares	38,000	1,312,940
Suncor Energy, Inc.	44,830	1,424,697
Talisman Energy, Inc.	10,600	83,026
Total SA	28,869	1,479,017
Financials 21.0%		52,100,899
Banks 8.9%
Allahabad Bank	48,769	101,811
Alpha Bank AE (I)	210,914	118,479
Banca Popolare dell'Emilia Romagna SC (I)	18,526	121,456
Banco Bilbao Vizcaya Argentaria SA	106,224	1,003,222
Barclays PLC	98,643	370,832
BNP Paribas SA (I)	6,759	399,011
Canara Bank	18,345	129,745
CIT Group, Inc.	6,400	306,112
Corporation Bank	13,727	72,684
Dah Sing Financial Holdings, Ltd.	17,200	99,688
HSBC Holdings PLC	297,048	2,807,033
ING Groep NV (I)	32,518	420,121
JPMorgan Chase & Company (C)	60,311	3,774,262

SEE NOTES TO FINANCIAL STATEMENTS10

	Shares	Value
Financials (continued)
Banks (continued)
KB Financial Group, Inc. (I)	6,384	$208,719
M&T Bank Corp.	3,120	391,934
Mitsubishi UFJ Financial Group, Inc.	320,700	1,761,998
Mizuho Financial Group, Inc.	91,800	153,885
OTP Bank PLC	10,655	153,693
Piraeus Bank SA (I)	139,014	151,266
Shinhan Financial Group Company, Ltd. (I)	3,559	143,054
Societe Generale SA	8,610	360,330
Standard Chartered PLC	27,608	412,902
Sumitomo Mitsui Financial Group, Inc.	11,300	408,526
Svenska Handelsbanken AB, A Shares	16,619	777,567
The Eighteenth Bank, Ltd.	22,000	61,399
The Higashi-Nippon Bank, Ltd.	16,000	44,563
The Oita Bank, Ltd.	23,000	81,227
The PNC Financial Services Group, Inc. (C)	46,431	4,235,900
The Tochigi Bank, Ltd.	25,000	110,789
The Yamanashi Chuo Bank, Ltd.	19,000	76,893
UniCredit SpA	42,225	270,477
Wells Fargo & Company (C)	47,378	2,597,262
Capital markets 2.2%
BlackRock, Inc. (C)	7,650	2,735,334
Henderson Group PLC	307,621	1,017,083
Julius Baer Group, Ltd. (I)	4,563	208,337
LPL Financial Holdings, Inc.	8,600	383,130
Northern Trust Corp.	5,600	377,440
UBS Group AG (I)	30,259	520,143
Uranium Participation Corp. (I)	34,200	151,601
Consumer finance 0.1%
Manappuram Finance, Ltd.	293,168	156,152
Diversified financial services 0.6%
Bolsas y Mercados Espanoles SA	20,213	782,857
Intercontinental Exchange Group, Inc. (C)	1,700	372,793
MSCI, Inc.	8,100	384,264
Insurance 6.6%
ACE, Ltd.	15,318	1,759,732
Ageas	10,345	367,818
Argo Group International Holdings, Ltd.	6,000	332,820
Assicurazioni Generali SpA	59,967	1,231,293
CNO Financial Group, Inc.	30,100	518,322
Delta Lloyd NV	70,901	1,559,138
FNF Group	13,800	475,410
Marsh & McLennan Companies, Inc.	56,016	3,206,356

11SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Insurance (continued)
MetLife, Inc.	43,855	$2,372,117
Principal Financial Group, Inc.	7,400	384,356
Storebrand ASA (I)	50,498	197,261
T&D Holdings, Inc.	34,500	413,581
The Dai-ichi Life Insurance Company, Ltd.	18,800	285,381
Tongyang Life Insurance (I)	11,035	107,847
Willis Group Holdings PLC	21,600	967,896
Zurich Insurance Group AG (I)	7,017	2,192,829
Real estate investment trusts 1.2%
Blackstone Mortgage Trust, Inc., Class A	26,600	775,124
Equity LifeStyle Properties, Inc.	4,700	242,285
ICADE	8,342	667,465
National Storage REIT	129,201	151,947
Two Harbors Investment Corp.	30,800	308,616
Weyerhaeuser Company	27,100	972,619
Real estate management and development 1.4%
Castellum AB	56,502	880,293
Deutsche Annington Immobilien SE	50,325	1,708,618
Deutsche Wohnen AG	34,159	805,801
Health care 9.9%		24,694,274
Biotechnology 0.1%
Sinovac Biotech, Ltd. (I)	24,701	129,186
Health care equipment and supplies 0.2%
Covidien PLC	2,000	204,560
Zimmer Holdings, Inc.	2,600	294,892
Health care providers and services 0.9%
Aetna, Inc.	10,100	897,183
AmerisourceBergen Corp.	4,700	423,752
Quest Diagnostics, Inc.	13,300	891,898
Suzuken Company, Ltd.	900	24,861
Health care technology 0.0%
AGFA-Gevaert NV (I)	39,241	99,252
Life sciences tools and services 0.0%
CMIC Holdings Company, Ltd.	7,100	111,088
Pharmaceuticals 8.7%
Almirall SA (I)	49,864	822,864
AstraZeneca PLC	38,812	2,741,320
Bristol-Myers Squibb Company	47,161	2,783,914
Daiichi Sankyo Company, Ltd.	11,500	160,802
Eisai Company, Ltd.	30,400	1,175,664
H. Lundbeck A/S	8,408	166,893

SEE NOTES TO FINANCIAL STATEMENTS12

	Shares	Value
Health care (continued)
Pharmaceuticals (continued)
Johnson & Johnson	28,335	$2,962,991
Merck & Company, Inc. (C)	91,707	5,208,041
Ono Pharmaceutical Company, Ltd.	6,400	566,627
Pfizer, Inc.	63,570	1,980,206
Roche Holding AG	9,463	2,563,926
Takeda Pharmaceutical Company, Ltd.	11,700	484,354
Industrials 8.4%		20,925,822
Aerospace and defense 1.2%
Raytheon Company	4,400	475,948
Thales SA	6,388	345,637
United Technologies Corp.	18,310	2,105,650
Air freight and logistics 0.8%
Deutsche Post AG	22,476	729,614
PostNL NV (I)	93,014	345,698
United Parcel Service, Inc., Class B	8,870	986,078
Airlines 0.5%
Aer Lingus Group PLC	16,800	44,805
American Airlines Group, Inc.	11,500	616,745
Deutsche Lufthansa AG	17,353	287,556
Qantas Airways, Ltd. (I)	111,933	217,409
Building products 0.5%
Cie de Saint-Gobain	12,008	508,669
Fortune Brands Home & Security, Inc.	7,800	353,106
Owens Corning	10,700	383,167
Commercial services and supplies 0.1%
Aeon Delight Company, Ltd.	5,100	118,826
Moshi Moshi Hotline, Inc.	11,100	102,448
Construction and engineering 0.1%
Raubex Group, Ltd.	65,176	123,843
Electrical equipment 2.2%
Eaton Corp. PLC	40,647	2,762,352
Futaba Corp.	5,300	76,896
OSRAM Licht AG (I)	5,478	215,066
Saft Groupe SA	4,326	131,217
Schneider Electric SE	26,557	1,934,126
Ushio, Inc.	19,200	199,950
Zumtobel Group AG	5,223	117,448
Industrial conglomerates 1.5%
3M Company	8,036	1,320,476
General Electric Company	32,770	828,098
Koninklijke Philips NV	8,449	244,903

13SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Industrials (continued)
Industrial conglomerates (continued)
Rheinmetall AG	8,007	$348,617
Siemens AG	8,694	975,500
Machinery 0.2%
Fuji Machine Manufacturing Company, Ltd.	12,900	119,491
Hisaka Works, Ltd.	10,300	83,365
Koenig & Bauer AG (I)	2,650	31,889
The Japan Steel Works, Ltd.	59,000	208,749
Toshiba Machine Company, Ltd.	38,000	150,582
Marine 0.0%
D/S Norden A/S	1,250	26,522
Professional services 0.3%
Adecco SA (I)	4,530	311,389
en-japan, Inc.	7,000	110,241
Hays PLC	94,584	212,801
USG People NV	11,918	133,343
Trading companies and distributors 0.4%
Kuroda Electric Company, Ltd.	12,100	166,768
Mitsubishi Corp.	18,200	333,062
Rexel SA	21,729	389,299
SIG PLC	53,792	145,567
Transportation infrastructure 0.6%
Hamburger Hafen und Logistik AG	6,204	128,926
Jiangsu Expressway Company, Ltd., H Shares	1,238,000	1,473,980
Information technology 11.7%		28,970,753
Communications equipment 1.2%
Cisco Systems, Inc. (C)	98,174	2,730,710
Ubiquiti Networks, Inc.	5,400	160,056
Electronic equipment, instruments and components 0.5%
Avnet, Inc.	14,400	619,488
Dai-ichi Seiko Company, Ltd.	4,100	81,529
Hosiden Corp.	30,100	167,635
Kingboard Laminates Holdings, Ltd.	359,000	131,862
Mitsumi Electric Company, Ltd.	12,200	96,535
Nichicon Corp.	28,400	221,846
Internet software and services 0.2%
Dena Company, Ltd.	13,700	163,652
Dropbox, Inc. (I)(R)	7,248	138,437
Gree, Inc.	19,700	118,590
IT services 0.9%
Alten SA	3,933	167,704
Booz Allen Hamilton Holding Corp.	22,600	599,578

SEE NOTES TO FINANCIAL STATEMENTS14

	Shares	Value
Information technology (continued)
IT services (continued)
Cap Gemini SA	4,891	$349,790
Devoteam SA	2,222	40,600
Fujitsu, Ltd.	74,000	394,543
GFI Informatique SA	4,237	27,089
Groupe Steria SCA	12,151	233,415
Itochu Techno-Solutions Corp.	5,700	201,121
NET One Systems Company, Ltd.	22,800	134,347
Sopra Steria Group	1,112	84,962
Zuken, Inc.	3,400	34,279
Semiconductors and semiconductor equipment 4.8%
Avago Technologies, Ltd.	3,400	342,006
Intel Corp.	103,111	3,741,898
Kontron AG (I)	15,829	95,499
Lam Research Corp.	9,100	721,994
Marvell Technology Group, Ltd.	21,900	317,550
Maxim Integrated Products, Inc. (C)	126,552	4,033,212
Micronas Semiconductor Holding AG (I)	17,300	98,544
Mimasu Semiconductor Industry Company, Ltd.	13,900	135,021
Miraial Company, Ltd.	7,600	106,760
Rohm Company, Ltd.	4,600	277,165
SCREEN Holdings Company, Ltd.	48,000	282,066
Shinkawa, Ltd.	16,400	88,876
Shinko Electric Industries Company, Ltd.	36,300	245,727
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	49,780	1,114,076
Tokyo Seimitsu Company, Ltd.	12,900	259,816
Software 2.8%
Activision Blizzard, Inc.	30,700	618,605
Alpha Systems, Inc.	1,900	26,246
Microsoft Corp. (C)	108,136	5,022,917
Nintendo Company, Ltd.	2,000	208,715
NSD Company, Ltd.	4,200	61,497
Symantec Corp.	39,073	1,002,418
Technology hardware, storage and peripherals 1.3%
Apple, Inc. (C)	6,300	695,394
Canon, Inc.	13,600	432,259
Compal Electronics, Inc.	156,000	108,930
Japan Digital Laboratory Company, Ltd.	4,000	53,742
Melco Holdings, Inc.	8,900	132,432
SanDisk Corp.	9,500	930,810
Western Digital Corp.	8,300	918,810

15SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Materials 6.3%		$15,653,910
Chemicals 2.6%
Agrium, Inc.	1,400	132,553
Akzo Nobel NV	11,932	825,575
Cabot Corp.	5,600	245,616
E.I. du Pont de Nemours & Company	22,500	1,663,650
Fujimi, Inc.	8,600	124,980
Hitachi Chemical Company, Ltd.	14,800	261,469
JSR Corp.	15,200	260,897
Methanex Corp.	10,200	467,466
Mitsui Chemicals, Inc.	99,000	280,405
Nitto Denko Corp.	4,600	257,027
PTT Global Chemical PCL	491,800	766,102
Sumitomo Bakelite Company, Ltd.	61,000	237,072
The Dow Chemical Company	22,959	1,047,160
Construction materials 0.4%
Buzzi Unicem SpA	21,195	268,267
CRH PLC	11,584	277,770
Holcim, Ltd. (I)	3,312	236,755
Lafarge SA	3,237	227,238
Containers and packaging 0.1%
AMVIG Holdings, Ltd.	256,000	110,303
Metals and mining 1.5%
Aichi Steel Corp.	22,000	77,118
Anglo American Platinum, Ltd. (I)	5,767	169,310
Anglo American PLC	18,799	347,865
Aquarius Platinum, Ltd. (I)	273,117	62,165
Barrick Gold Corp.	15,600	168,112
BHP Billiton PLC	26,216	561,844
Centerra Gold, Inc.	33,600	174,681
Chubu Steel Plate Company, Ltd.	10,500	44,159
Eldorado Gold Corp.	32,651	198,518
G-Resources Group, Ltd. (I)	4,689,000	109,781
Impala Platinum Holdings, Ltd. (I)	34,005	222,230
Kinross Gold Corp. (I)	84,525	238,361
Lonmin PLC (I)	67,174	185,189
Maruichi Steel Tube, Ltd.	7,900	168,138
Neturen Company, Ltd.	6,300	41,955
Northern Dynasty Minerals, Ltd. (I)	16,000	6,197
Reliance Steel & Aluminum Company	2,400	147,048
Resolute Mining, Ltd. (I)	262,027	55,806
Salzgitter AG	6,643	185,892
Tokyo Steel Manufacturing Company, Ltd.	38,500	236,798
Yamato Kogyo Company, Ltd.	7,200	201,373

SEE NOTES TO FINANCIAL STATEMENTS16

	Shares	Value
Materials (continued)
Metals and mining (continued)
Yodogawa Steel Works, Ltd.	30,000	$111,588
Paper and forest products 1.7%
International Paper Company	67,070	3,593,611
Norbord, Inc.	29,500	655,866
Telecommunication services 3.2%		7,925,460
Diversified telecommunication services 2.9%
KT Corp.	9,534	269,597
Magyar Telekom Telecommunications PLC (I)	133,228	172,119
Nippon Telegraph & Telephone Corp.	42,900	2,191,443
Orange SA	21,632	367,889
Telefonica SA	27,375	393,037
Telenor ASA	67,748	1,370,448
Verizon Communications, Inc.	11,075	515,747
Verizon Communications, Inc.	41,540	1,943,241
Wireless telecommunication services 0.3%
NTT DOCOMO, Inc.	48,200	701,939
Utilities 2.8%		7,076,144
Electric utilities 1.7%
Duke Energy Corp.	28,000	2,339,120
Edison International	14,970	980,236
The Southern Company	10,700	525,477
Xcel Energy, Inc.	14,060	505,035
Gas utilities 0.2%
UGI Corp.	14,071	534,417
Independent power and renewable electricity producers 0.1%
NTPC, Ltd.	55,133	125,360
Multi-utilities 0.8%
E.ON SE	14,969	255,846
GDF Suez	20,482	477,620
National Grid PLC	56,801	805,966
PG&E Corp.	5,600	298,144
RWE AG	7,417	228,923
Preferred securities 0.4%		$969,824
(Cost $168,846)
Information technology 0.4%		969,824
Software 0.4%
Mobileye (I)	24,190	969,824

17SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^		Value
Corporate bonds 13.9%					$34,439,285
(Cost $36,214,624)
Consumer discretionary 2.6%					6,354,766
Automobiles 0.2%
Chrysler Group LLC	8.250	06-15-21		230,000	254,725
General Motors Company	4.875	10-02-23		160,000	171,200
General Motors Company	6.250	10-02-43		65,000	77,649
Diversified consumer services 0.2%
Service Corp. International	7.625	10-01-18		125,000	139,425
The ServiceMaster Company LLC	7.000	08-15-20		321,000	332,235
Hotels, restaurants and leisure 0.2%
NH Hotel Group SA (S)	6.875	11-15-19	EUR	235,000	304,907
PC Nextco Holdings LLC	8.750	08-15-19		150,000	150,750
Household durables 0.3%
K Hovnanian Enterprises, Inc. (S)	7.000	01-15-19		25,000	23,875
K Hovnanian Enterprises, Inc. (S)	8.000	11-01-19		150,000	144,000
K Hovnanian Enterprises, Inc. (S)	9.125	11-15-20		125,000	133,125
KB Home	7.000	12-15-21		375,000	394,453
Lennar Corp.	4.750	11-15-22		125,000	122,500
Media 1.5%
Altice Financing SA (S)	6.500	01-15-22	EUR	100,000	123,274
Altice Finco SA (S)	9.000	06-15-23	EUR	100,000	132,712
AMC Entertainment, Inc.	9.750	12-01-20		185,000	201,188
CCO Holdings LLC	5.125	02-15-23		5,000	4,888
CCO Holdings LLC	5.250	09-30-22		5,000	4,988
CCO Holdings LLC	5.750	09-01-23		35,000	35,438
CCO Holdings LLC	7.375	06-01-20		255,000	270,300
Cequel Communications Holdings I LLC (S)	5.125	12-15-21		270,000	261,900
DISH DBS Corp.	6.750	06-01-21		170,000	182,750
DISH DBS Corp.	7.875	09-01-19		440,000	499,400
Gannett Company, Inc. (S)	4.875	09-15-21		115,000	114,138
Gannett Company, Inc.	5.125	10-15-19		380,000	388,550
Gannett Company, Inc. (S)	5.500	09-15-24		20,000	20,050
Gannett Company, Inc.	6.375	10-15-23		55,000	58,300
Getty Images, Inc. (S)	7.000	10-15-20		140,000	109,900
Gray Television, Inc.	7.500	10-01-20		170,000	175,100
Harron Communications LP (S)	9.125	04-01-20		90,000	98,100
Sirius XM Radio, Inc. (S)	4.250	05-15-20		100,000	98,500
TVN Finance Corp. III AB	7.375	12-15-20	EUR	130,000	173,824
Unitymedia Hessen GmbH & Company KG	5.500	09-15-22	EUR	360,000	465,035
Unitymedia Hessen GmbH & Company KG	5.750	01-15-23	EUR	125,000	163,626
Specialty retail 0.2%
GRD Holdings III Corp. (S)	10.750	06-01-19		185,000	202,113
Michaels Stores, Inc. (S)	5.875	12-15-20		195,000	196,950

SEE NOTES TO FINANCIAL STATEMENTS18

	Rate (%)	Maturity date	Par value^		Value
Consumer discretionary (continued)
Specialty retail (continued)
Party City Holdings, Inc.	8.875	08-01-20		117,000	$124,898
Consumer staples 0.4%					1,018,950
Food and staples retailing 0.2%
Albertsons Holdings LLC (S)	7.750	10-15-22		200,000	205,000
Aramark Services, Inc.	5.750	03-15-20		280,000	289,100
Household products 0.1%
The Sun Products Corp. (S)	7.750	03-15-21		235,000	198,575
Personal products 0.1%
Hypermarcas SA	6.500	04-20-21		310,000	326,275
Energy 1.0%					2,308,571
Energy equipment and services 0.2%
Paragon Offshore PLC (S)	6.750	07-15-22		280,000	170,800
Seadrill, Ltd. (S)	6.125	09-15-17		200,000	177,000
Oil, gas and consumable fuels 0.8%
Antero Resources Finance Corp.	6.000	12-01-20		300,000	299,250
Bonanza Creek Energy, Inc.	6.750	04-15-21		100,000	88,000
Borets Finance, Ltd.	7.625	09-26-18		200,000	142,000
Concho Resources, Inc.	5.500	10-01-22		70,000	70,700
Diamondback Energy, Inc.	7.625	10-01-21		120,000	117,150
EP Energy LLC	9.375	05-01-20		180,000	181,800
Kinder Morgan, Inc.	7.250	06-01-18		60,000	67,989
Petroleos de Venezuela SA	6.000	11-15-26		330,000	120,450
Range Resources Corp.	5.000	08-15-22		35,000	35,000
Rosetta Resources, Inc.	5.625	05-01-21		320,000	292,832
Rosetta Resources, Inc.	5.875	06-01-22		70,000	63,000
Tullow Oil PLC (S)	6.250	04-15-22		350,000	294,000
WPX Energy, Inc.	5.250	09-15-24		120,000	111,600
WPX Energy, Inc.	6.000	01-15-22		80,000	77,000
Financials 1.9%					4,701,170
Banks 1.2%
Banco Bilbao Vizcaya Argentaria SA (7.000% to 2-19-19, then 5 year Euro Swap Rate + 6.155%) (Q)	7.000	02-19-19	EUR	400,000	493,094
Banco Santander SA (6.250% to 3-12-19, then 5 year Euro Swap Rate + 5.410%) (Q)	6.250	03-12-19	EUR	100,000	117,980
Bank of Ireland	10.000	07-30-16	EUR	140,000	182,703
Barclays PLC (6.500% to 9-15-19, then 5 year Euro Swap Rate + 5.875%) (Q)	6.500	09-15-19	EUR	200,000	236,928
Barclays PLC (8.250% to 12-15-18, then 5 year U.S. Swap Rate + 6.705%) (Q)	8.250	12-15-18		200,000	204,984
Blue Racer Midstream LLC (S)	6.125	11-15-22		95,000	91,675

19SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^		Value
Financials (continued)
Banks (continued)
BPCE SA (6.117% to 10-30-17, then 3 month EURIBOR + 2.370%) (Q)	6.117	10-30-17	EUR	50,000	$65,645
Intesa Sanpaolo SpA (8.375% to 10-14-19, then 3 month EURIBOR + 6.871%) (Q)	8.375	10-14-19	EUR	100,000	142,786
Lloyds Banking Group PLC (6.375% to 6-27-20, then 5 year Euro Swap Rate + 5.290%) (Q)	6.375	06-27-20	EUR	200,000	245,943
Royal Bank of Scotland Group PLC (7.640% to 9-30-17, then 3 month LIBOR + 2.320%) (Q)	7.640	09-30-17		300,000	315,000
Royal Bank of Scotland PLC	4.350	01-23-17	EUR	100,000	127,181
Societe Generale SA (6.750% to 4-7-21, then 5 year U.S. Swap Rate + 5.538%) (Q)	6.750	04-07-21	EUR	150,000	176,153
Societe Generale SA (8.250% to 11-29-18, then 5 year U.S. Swap Rate + 6.394%) (Q)	8.250	11-29-18		470,000	482,808
Capital markets 0.1%
CEC Entertainment, Inc.	8.000	02-15-22		130,000	126,100
Credit Suisse Group AG (7.500% to 12-11-23, then 5 year U.S. Swap Rate + 4.598%) (Q)(S)	7.500	12-11-23		200,000	208,000
Diversified financial services 0.4%
Kerneos Tech Group SAS (S)	5.750	03-01-21	EUR	145,000	178,747
MSCI, Inc. (S)	5.250	11-15-24		145,000	150,075
Nationstar Mortgage LLC	6.500	08-01-18		235,000	223,838
Provident Funding Associates LP (S)	6.750	06-15-21		294,000	285,180
TMX Finance LLC (S)	8.500	09-15-18		225,000	189,000
Insurance 0.2%
Hartford Financial Services Group, Inc. (8.125% to 6-15-18, then 3 month LIBOR + 4.6025%)	8.125	06-15-38		240,000	274,760
Nationwide Building Society (6.875% to 6-20-19, then 5 year British Pound Swap Rate + 4.880%) (Q)	6.875	06-20-19	GBP	120,000	182,590
Health care 1.4%					3,541,743
Health care equipment and supplies 0.1%
Alere, Inc.	6.500	06-15-20		256,000	257,280
Biomet, Inc.	6.500	08-01-20		120,000	128,400
Health care providers and services 1.1%
Amsurg Corp. (S)	5.625	07-15-22		210,000	215,250
Community Health Systems, Inc.	6.875	02-01-22		470,000	497,906
Community Health Systems, Inc.	7.125	07-15-20		275,000	293,219
Envision Healthcare Corp. (S)	5.125	07-01-22		85,000	84,363
HCA Holdings, Inc.	6.250	02-15-21		370,000	394,050
HCA, Inc.	6.500	02-15-20		360,000	403,380
inVentiv Health, Inc. (S)	9.000	01-15-18		95,000	96,900
MPH Acquisition Holdings LLC (S)	6.625	04-01-22		140,000	143,150
Tenet Healthcare Corp. (S)	5.000	03-01-19		195,000	195,244
Tenet Healthcare Corp.	8.125	04-01-22		275,000	307,313

SEE NOTES TO FINANCIAL STATEMENTS20

	Rate (%)	Maturity date	Par value^		Value
Health care (continued)
Health care providers and services (continued)
WellCare Health Plans, Inc.	5.750	11-15-20		95,000	$98,088
Pharmaceuticals 0.2%
Pinnacle Merger Sub, Inc. (S)	9.500	10-01-23		150,000	162,000
Salix Pharmaceuticals, Ltd. (S)	6.000	01-15-21		260,000	265,200
Industrials 1.2%					2,959,353
Airlines 0.1%
AerCap Ireland Capital, Ltd. (S)	4.500	05-15-21		150,000	151,875
Building products 0.2%
Associated Materials LLC	9.125	11-01-17		175,000	144,375
Ply Gem Industries, Inc.	6.500	02-01-22		330,000	310,200
Commercial services and supplies 0.1%
Casella Waste Systems, Inc.	7.750	02-15-19		75,000	76,125
Quad/Graphics, Inc. (S)	7.000	05-01-22		190,000	179,550
Construction and engineering 0.2%
Abengoa Finance SAU	6.000	03-31-21	EUR	100,000	103,006
Abengoa Finance SAU (S)	7.750	02-01-20		155,000	136,788
Abengoa Greenfield SA (S)	5.500	10-01-19	EUR	100,000	103,217
Aguila 3 SA (S)	7.875	01-31-18		185,000	178,988
Electrical equipment 0.2%
CeramTec Group GmbH	8.250	08-15-21	EUR	275,000	357,754
Sensata Technologies BV (S)	5.625	11-01-24		70,000	72,625
Industrial conglomerates 0.1%
Tenedora Nemak SA de CV	5.500	02-28-23		200,000	203,500
Machinery 0.1%
Case New Holland Industrial, Inc.	7.875	12-01-17		240,000	264,000
Trading companies and distributors 0.2%
International Lease Finance Corp.	6.250	05-15-19		620,000	677,350
Information technology 1.7%					4,294,208
Communications equipment 0.1%
Alcatel-Lucent USA, Inc.	6.450	03-15-29		200,000	191,000
Alcatel-Lucent USA, Inc. (S)	6.750	11-15-20		200,000	211,100
Electronic equipment, instruments and components 0.2%
CDW LLC	5.500	12-01-24		105,000	105,131
CDW LLC	6.000	08-15-22		290,000	299,425
CDW LLC	8.500	04-01-19		38,000	40,043
Semiconductors and semiconductor equipment 0.3%
Entegris, Inc. (S)	6.000	04-01-22		210,000	212,625
Freescale Semiconductor, Inc. (S)	6.000	01-15-22		465,000	485,925
Freescale Semiconductor, Inc.	8.050	02-01-20		22,000	23,210

21SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^		Value
Information technology (continued)
Software 1.1%
Activision Blizzard, Inc. (S)	5.625	09-15-21		470,000	$493,500
Activision Blizzard, Inc. (S)	6.125	09-15-23		130,000	140,075
Audatex North America, Inc. (S)	6.000	06-15-21		276,000	284,280
Emdeon, Inc.	11.000	12-31-19		180,000	195,750
First Data Corp. (S)	7.375	06-15-19		185,000	194,713
First Data Corp. (S)	8.250	01-15-21		470,000	502,900
Infor Software Parent LLC, PIK (S)	7.125	05-01-21		320,000	313,600
Infor US, Inc.	10.000	04-01-19	EUR	200,000	262,581
SunGard Data Systems, Inc.	6.625	11-01-19		335,000	338,350
Materials 1.5%					3,737,608
Building materials 0.1%
Building Materials Corp. of America (S)	5.375	11-15-24		365,000	364,088
Chemicals 0.2%
INEOS Group Holdings SA	5.750	02-15-19	EUR	100,000	116,165
INEOS Group Holdings SA	6.500	08-15-18	EUR	310,000	368,270
Construction materials 0.3%
Cemex SAB de CV	5.875	03-25-19		550,000	558,250
HeidelbergCement Finance SA	8.500	10-31-19	EUR	115,000	183,512
Containers and packaging 0.1%
Ardagh Packaging Finance PLC	9.250	10-15-20	EUR	200,000	255,321
Metals and mining 0.7%
AK Steel Corp.	7.625	05-15-20		230,000	213,900
AK Steel Corp.	7.625	10-01-21		190,000	174,325
AK Steel Corp.	8.375	04-01-22		95,000	86,450
ArcelorMittal	7.250	03-01-41		65,000	65,650
ArcelorMittal	7.500	10-15-39		115,000	119,025
Constellium NV	4.625	05-15-21	EUR	150,000	157,639
FMG Resources August 2006 Pty, Ltd. (S)	6.875	04-01-22		540,000	449,550
Steel Dynamics, Inc. (S)	5.125	10-01-21		85,000	86,594
Steel Dynamics, Inc. (S)	5.500	10-01-24		95,000	97,375
United States Steel Corp.	7.375	04-01-20		240,000	252,000
Paper and forest products 0.1%
Smurfit Kappa Acquisitions	4.125	01-30-20	EUR	145,000	189,494
Telecommunication services 1.9%					4,750,500
Diversified telecommunication services 0.9%
Intelsat Jackson Holdings SA	6.625	12-15-22		80,000	82,200
Intelsat Jackson Holdings SA	7.250	04-01-19		195,000	203,531
Intelsat Jackson Holdings SA	7.250	10-15-20		180,000	190,125
Intelsat Luxembourg SA	7.750	06-01-21		255,000	255,638
Level 3 Escrow II, Inc. (S)	5.375	08-15-22		205,000	206,025
Level 3 Financing, Inc.	6.125	01-15-21		200,000	207,000

SEE NOTES TO FINANCIAL STATEMENTS22

	Rate (%)	Maturity date	Par value^		Value
Telecommunication services (continued)
Diversified telecommunication services (continued)
Level 3 Financing, Inc.	8.625	07-15-20		165,000	$177,994
UPCB Finance III, Ltd.	6.625	07-01-20		325,000	341,250
Wind Acquisition Finance SA (S)	4.000	07-15-20	EUR	310,000	367,970
Windstream Corp.	7.750	10-15-20		90,000	92,475
Windstream Corp.	7.875	11-01-17		165,000	178,613
Wireless telecommunication services 1.0%
SoftBank Corp. (S)	4.500	04-15-20		400,000	394,000
Sprint Communications, Inc. (S)	9.000	11-15-18		100,000	113,740
Sprint Corp.	7.250	09-15-21		580,000	574,925
Sprint Corp.	7.875	09-15-23		180,000	177,696
Syniverse Holdings, Inc.	9.125	01-15-19		75,000	78,375
T-Mobile USA, Inc.	6.464	04-28-19		135,000	140,400
T-Mobile USA, Inc.	6.625	11-15-20		375,000	381,563
T-Mobile USA, Inc.	6.731	04-28-22		220,000	226,600
VimpelCom Holdings BV	5.200	02-13-19		220,000	178,200
VimpelCom Holdings BV	6.255	03-01-17		200,000	182,180
Utilities 0.3%					772,416
Electric utilities 0.2%
DPL, Inc.	7.250	10-15-21		290,000	295,800
GenOn Americas Generation LLC	9.125	05-01-31		100,000	85,500
Techem GmbH	6.125	10-01-19	EUR	200,000	257,741
Independent power and renewable electricity producers 0.1%
Dynegy Finance I, Inc. (S)	7.375	11-01-22		50,000	50,875
Dynegy Finance I, Inc. (S)	7.625	11-01-24		25,000	25,500
Dynegy, Inc.	5.875	06-01-23		60,000	57,000
Convertible bonds 0.1%					$187,288
(Cost $218,514)
Consumer discretionary 0.0%					40,800
Household durables 0.0%
M/I Homes, Inc.	3.000	03-01-18		40,000	40,800
Energy 0.1%					78,488
Oil, gas and consumable fuels 0.1%
Cobalt International Energy, Inc.	2.625	12-01-19		130,000	78,488
Health care 0.0%					68,000
Pharmaceuticals 0.0%
Cubist Pharmaceuticals, Inc.	1.875	09-01-20		50,000	68,000

23SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Term loans (M) 0.4%				$1,086,419
(Cost $1,222,221)
Consumer discretionary 0.1%				348,176
Multiline retail 0.1%
Lands' End, Inc.	4.250	04-04-21	109,175	106,309
Neiman Marcus Group, Ltd. LLC	4.250	10-25-20	247,505	241,867
Energy 0.1%				244,832
Oil, gas and consumable fuels 0.1%
Arch Coal, Inc.	6.250	05-16-18	296,586	244,832
Industrials 0.1%				172,161
Machinery 0.1%
Crosby US Acquisition Corp.	3.750	11-23-20	183,150	172,161
Utilities 0.1%				321,250
Electric utilities 0.1%
Texas Competitive Electric Holdings Company LLC	4.648	10-10-17	500,000	321,250
			Shares	Value
Rights 0.0%				$10,154
(Cost $10,416)
Banco Bilbao Vizcaya Argentaria SA (I)(N)			106,224	10,154
			Par value	Value
Short-term investments 0.6%				$1,400,000
(Cost $1,400,000)
Repurchase agreement 0.6%				1,400,000
Goldman Sachs Tri-Party Repurchase Agreement dated 12-31-14 at 0.080% to be repurchased at $1,400,006 on 1-2-15, collateralized by $517,136 Federal Home Loan Mortgage Corp., 5.841% due 7-1-38 (valued at $557,103, including interest) and $810,974 Federal National Mortgage Association, 3.394% - 5.000% due 3-1-41 to 1-1-42 (valued at $870,897, including interest)			1,400,000	1,400,000
Total investments (Cost $232,978,484)† 98.1%				$243,639,281
Other assets and liabilities, net 1.9%				$4,823,867
Total net assets 100.0%				$248,463,148

SEE NOTES TO FINANCIAL STATEMENTS24

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Currency Abbreviations
EUR	Euro
GBP	Pound Sterling
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
(C)	A portion of this security is segregated as collateral for options. Total collateral value at 12-31-14 was $32,597,528.
(I)	Non-income producing security.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(N)	Strike price and/or expiration date not available.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(R)	Direct placement securities are restricted as to resale, and the fund has limited rights to registration under the Securities Act of 1933. For more information on this security refer to the Notes to financial statements.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
†	At 12-31-14, the aggregate cost of investment securities for federal income tax purposes was $233,503,021. Net unrealized appreciation aggregated $10,136,260, of which $23,133,034 related to appreciated investment securities and $12,996,774 related to depreciated investment securities.

25SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 12-31-14

Assets
Investments, at value (Cost $232,978,484)	$243,639,281
Cash	35,739
Foreign currency, at value (Cost $8,387)	8,381
Cash held at broker for futures contracts	1,524,488
Receivable for investments sold	2,679,363
Receivable for forward foreign currency exchange contracts	19,674
Dividends and interest receivable	886,250
Receivable for futures variation margin	290,880
Total assets	249,084,056
Liabilities
Foreign capital gains tax payable	1,738
Payable for investments purchased	413,410
Payable for forward foreign currency exchange contracts	33,775
Written options, at value (premium received $162,980)	68,975
Payable to affiliates
Accounting and legal services fees	3,971
Other liabilities and accrued expenses	99,039
Total liabilities	620,908
Net assets	$248,463,148
Net assets consist of
Paid-in capital	$237,672,822
Undistributed net investment income	511,121
Accumulated net realized gain (loss) on investments, futures contracts, options written and foreign currency transactions	293,251
Net unrealized appreciation (depreciation) on investments, futures contracts, options written and translation of assets and liabilities in foreign currencies	9,985,954
Net assets	$248,463,148

Net asset value per share
Based on 13,637,509 shares of beneficial interest outstanding — unlimited number of shares authorized with $0.01 par value	$18.22

SEE NOTES TO FINANCIAL STATEMENTS 26

STATEMENT OF OPERATIONS  For the year ended 12-31-14

Investment income
Dividends	$7,357,853
Interest	2,311,194
Less foreign taxes withheld	(324,705)
Total investment income	9,344,342
Expenses
Investment management fees	2,641,604
Accounting and legal services fees	48,136
Transfer agent fees	20,227
Trustees' fees	45,800
Printing and postage	67,668
Professional fees	96,626
Custodian fees	114,177
Stock exchange listing fees	21,393
Other	33,625
Total expenses	3,089,256
Less expense reductions	(9,668)
Net expenses	3,079,588
Net investment income	6,264,754
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	12,400,960 [1]
Futures contracts	(5,060,065)
Written options	(4,569,261)
2,771,634
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(8,359,001)[2]
Futures contracts	895,085
Written options	1,074,488
(6,389,428)
Net realized and unrealized loss	(3,617,794)
Increase in net assets from operations	$2,646,960

1	Net of India foreign taxes of $26,374.
2	Net of $1,738 increase in deferred India foreign withholding taxes.

27SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 12-31-14	Year ended 12-31-13
Increase (decrease) in net assets
From operations
Net investment income	$6,264,754	$1,866,450
Net realized gain	2,771,634	35,802,327
Change in net unrealized appreciation (depreciation)	(6,389,428)	7,967,229
Increase in net assets resulting from operations	2,646,960	45,636,006
Distributions to shareholders
From net investment income	(6,125,164)	(2,356,116)
From net realized gain	(14,403,849)	(16,114,441)
Total distributions	(20,529,013)	(18,470,557)
From fund share transactions
Repurchased	(1,649,235)	(13,545)
Total increase (decrease)	(19,531,288)	27,151,904
Net assets
Beginning of year	267,994,436	240,842,532
End of year	$248,463,148	$267,994,436
Undistributed net investment income (accumulated net investment loss)	$511,121	($492,786)
Share activity
Shares outstanding
Beginning of year	13,732,375	13,733,169
Shares repurchased	(94,866)	(794)
End of year	13,637,509	13,732,375

SEE NOTES TO FINANCIAL STATEMENTS28

Financial highlights

Period ended

	12-31-14	12-31-13	12-31-12	[1]	10-31-12	10-31-11	[2]
Per share operating performance
Net asset value, beginning of period	$19.52	$17.54	$17.60		$16.99	$19.10	[3]
Net investment income[4]	0.46	0.14	0.05		0.13	0.02
Net realized and unrealized gain (loss) on investments	(0.27)	3.19	0.18		1.68	(1.73)
Total from investment operations	0.19	3.33	0.23		1.81	(1.71)
Less distributions to common shareholders
From net investment income	(0.45)	(0.18)	(0.05)		(0.13)	(0.02)
From net realized gain	(1.05)	(1.17)	—		—	—
From tax return of capital	—	—	(0.27)		(1.16)	(0.34)
Total distributions	(1.50)	(1.35)	(0.32)		(1.29)	(0.36)
Anti-dilutive impact of repurchase plan[5]	0.01	— [6]	0.03		0.09	—
Offering costs related to common shares	—	—	—		—	(0.04)
Net asset value, end of period	$18.22	$19.52	$17.54		$17.60	$16.99
Per share market value, end of period	$16.32	$17.07	$15.26		$16.14	$15.18
Total return at net asset value (%)[7]	1.66 [8]	20.40	1.71	[9]	12.17	(8.98	) [9]
Total return at market value (%)[7]	4.13	21.02	(3.51	) [9]	15.14	(22.33	) [9]
Ratios and supplemental data
Net assets applicable to common shares, end of period (in millions)	$248	$268	$241		$245	$248
Ratios (as a percentage of average net assets):
Expenses	1.17	1.14	0.22	[9]	1.14	1.15	[10]
Net investment income	2.37 [12]	0.72	0.30	[9]	0.74	0.31	[10]
Portfolio turnover (%)	42	142 [11]	11		76	38

1	For the two-month period ended 12-31-12. The fund changed its fiscal year end from October 31 to December 31.
2	Period from 5-26-11 (commencement of operations) to 10-31-11.
3	Reflects the deduction of a $0.90 per share sales load.
4	Based on average daily shares outstanding.
5	The repurchase plan was completed at an average repurchase price of $17.38, $17.06, $15.43 and $15.95 for 94,866 shares, 794 shares, 200,837 shares, and 686,230 shares for the years ended 12-31-14 and 12-31-13, the two month period ended 12-31-12 and the year ended 10-31-12, respectively.
6	Less than $0.005 per share.
7	Total return based on net asset value reflects changes in the fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and return of capital, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares traded during the period.
8	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
9	Not annualized.
10	Annualized.
11	Increase in portfolio turnover rate resulted from repositioning of the portfolio in accordance with investment policy changes approved by the Board of Trustees during the year ended December 31, 2013.
12	Increase in net investment income as a percentage of average net assets resulted from repositioning of the portfolio in accordance with investment policy changes approved by the Board of Trustees during the year ended December 31, 2013.

29SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Hedged Equity & Income Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option was acquired or most likely will be sold. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of December 31, 2014, by major security category or type:

	Total market value at 12-31-14	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Consumer discretionary	$16,023,348	$9,010,210	$6,755,571	$257,567
Consumer staples	15,175,091	9,989,650	5,185,441	—
Energy	17,000,610	11,286,720	5,713,890	—
Financials	52,100,899	28,025,685	24,075,214	—
Health care	24,694,274	15,776,623	8,917,651	—
Industrials	20,925,822	9,831,620	11,094,202	—
Information technology	28,970,753	23,569,522	5,262,794	138,437
Materials	15,653,910	8,738,839	6,915,071	—
Telecommunication services	7,925,460	1,943,241	5,982,219	—
Utilities	7,076,144	5,182,429	1,893,715	—
Preferred securities	969,824	—	969,824	—
Corporate bonds	34,439,285	—	34,439,285	—
Convertible bonds	187,288	—	187,288	—
Term loans	1,086,419	—	1,086,419	—
Rights	10,154	10,154	—	—
Short-term investments	1,400,000	—	1,400,000	—
Total Investments in Securities	$243,639,281	$123,364,693	$119,878,584	$396,004
Other financial instruments:
Futures	($741,597)	($741,597)	—	—
Forward foreign currency contracts	($14,101)	—	($14,101)	—
Written options	($68,975)	($68,975)	—	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Overdrafts. Pursuant to the custodian agreement, the fund's custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Managed distribution plan. The fund has adopted a managed distribution plan (Plan). Under the current Plan, the fund makes quarterly distributions of an amount equal to $0.376 per share, which will be paid quarterly until further notice. This fixed amount was based upon an annualized distribution rate of 8.00% of the fund's net asset value of $18.80 on August 31, 2013 at the time the Plan was last amended.

Distributions under the Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the fund's net investment income and net capital gains are insufficient to meet the minimum percentage dividend. In addition, the fund may also make additional distributions for purposes of not incurring federal income and excise taxes.

The Board of Trustees may terminate or reduce the amount paid under the Plan at any time. The termination or reduction may have an adverse effect on the market price of the fund's shares.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund declares and pays distributions quarterly pursuant to its Distribution Plan described above. The tax character of distributions for the years ended December 31, 2014 and 2013 was as follows:

	December 31, 2014	December 31, 2013
Ordinary Income	$6,882,308	$4,605,482
Long-term Capital Gains	13,646,705	13,865,075
Tax Return of Capital	—	—
Total	$20,529,013	$18,470,557

As of December 31, 2014, the components of distributable earnings on a tax basis consisted of $668,820 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, passive foreign investment companies, wash sale loss deferrals and derivative transactions.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objectives. Derivatives include a variety of different instruments that may be traded in the over-the-counter market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Certain forwards are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

Futures and certain options are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange and the clearing member.

Margin requirements for exchange-traded derivatives are set by the broker. Margin for exchange-traded and exchange-cleared transactions are detailed in the Statements of assets and liabilities as Cash held at broker for futures contracts. Securities pledged by the fund for exchange-traded transactions, if any, are identified in the Fund's investments.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended December 31, 2014, the fund used futures contracts to manage against anticipated changes in securities markets. During the year ended December 31, 2014, the fund held futures contracts with notional values ranging from $30.7 million to $42.5 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2014.

Open contracts	Number of contracts	Position	Expiration date	Notional basis	Notional value	Unrealized appreciation (depreciation)
Mini MSCI EAFE Index Futures	144	Short	Mar 2015	($12,493,473)	($12,656,880)	($163,407)
S&P 500 Index E-Mini Futures	176	Short	Mar 2015	(17,482,930)	(18,061,120)	(578,190)
						($741,597)

Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended December 31, 2014, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. During the year ended December 31, 2014 the fund held forward foreign currency contracts with USD notional values ranging from approximately $3.6 million to $8.0 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2014:

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
CAD	255,000	USD	226,735	Royal Bank of Canada	1/16/2015	—	($7,314)	($7,314)
EUR	691,000	USD	853,832	Bank of America, N.A.	1/16/2015	—	(17,589)	(17,589)
EUR	235,000	USD	284,397	State Street Bank and Trust Company	1/16/2015	—	(2)	(2)
EUR	97,000	USD	120,076	UBS AG	1/16/2015	—	(2,687)	(2,687)
GBP	692,000	USD	1,083,928	Citibank N.A.	1/16/2015	—	(5,469)	(5,469)

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
GBP	96,000	USD	150,157	JPMorgan Chase Bank N.A.	1/16/2015	—	(545)	(545)
USD	97,464	EUR	80,000	Goldman Sachs International	1/16/2015	$648	—	648
USD	610,287	EUR	491,000	JPMorgan Chase Bank N.A.	1/16/2015	16,082	—	16,082
USD	99,760	EUR	80,000	State Street Bank and Trust Company	1/16/2015	2,944	—	2,944
USD	46,585	GBP	30,000	Goldman Sachs International	1/16/2015	—	(169)	(169)
						$19,674	($33,775)	($14,101)

Currency abbreviation
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
USD	U.S. Dollar

Options. There are two types of options, put options and call options. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, over-the-counter options are subject to the risks of all over-the-counter derivatives contracts.

When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the year ended December 31, 2014, the fund wrote option contracts to manage against anticipated changes in securities markets and generate income. The following tables summarize the fund's written options activities during the year ended December 31, 2014 and the contracts held at December 31, 2014:

	Number of contracts	Premiums received (paid)
Outstanding, beginning of period	370	$445,867
Optons written	3,953	4,766,201
Options closed	(4,168)	(5,049,088)
Options exercised	—	—
Options expired	—	—
Outstanding, end of period	155	$162,980

Name of issuer	Exercise price	Expiration date	Number of contracts	Premium	Value
Calls
S&P 500 Index	$2,120	Jan 2015	155	($162,980)	($68,975)

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at December 31, 2014 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivatives fair value
Equity contracts	Receivable/payable for futures	Futures†	—	($741,597)
Foreign exchange contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	$19,674	(33,775)
Equity contracts	Written options, at value	Written options	—	(68,975)
			$19,674	($844,347)

† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2014:

Risk	Statement of operations location	Futures contracts	Investments and foreign currency transactions*	Written options	Total
Equity contracts	Net realized gain (loss)	($5,060,065)	—	($4,569,261)	($9,629,326)
Foreign exchange contracts	Net realized gain (loss)	—	$438,932	—	438,932
Total		($5,060,065)	$438,932	($4,569,261)	($9,190,394)

*Realized gain/loss associated with forward foreign currency contracts is included in the caption Investments and foreign currency transactions on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2014:

Risk	Statement of operations location	Futures contracts	Investments and translation of assets and liabilities in foreign currencies*	Written options	Total
Equity contracts	Change in unrealized appreciation (depreciation)	$895,085	—	$1,074,488	$1,969,573
Foreign exchange contracts	Change in unrealized appreciation (depreciation)	—	($160,498)	—	(160,498)
Total		$895,085	($160,498)	$1,074,488	$1,809,075

*Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in Investments and translation of assets and liabilities in foreign currencies on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis, equal to 1.00% of the fund's average daily gross assets. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.

Effective July 1, 2014, the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $9,668 for the year ended December 31, 2014.

The investment management fees incurred for the year ended December 31, 2014 were equivalent to a net annual effective rate of 1.00% of the fund's average daily gross assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended December 31, 2014 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. Each independent Trustee receives from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

On December 6, 2011, the Board of Trustees approved a share repurchase plan, which was subsequently renewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, between January 1, 2015> and December 31, 2015>, up to an additional 10% of its outstanding common shares (based on common shares outstanding as of December 31, 2014). During the years ended December 31, 2014 and 2013, the fund repurchased 0.69% and 0.01% of shares outstanding, respectively. The weighted average discount per share on the repurchases amounted to 10.69% and 11.09% for the years ended December 31, 2014 and 2013, respectively. Shares repurchased and corresponding dollar amounts are included in the Statement of changes in net assets. The anti-dilutive impact of these share repurchases is included on the Financial highlights.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $107,022,582 and $129,563,799, respectively, for the year ended December 31, 2014.

Note 8 — Direct placement securities

The fund may hold private placement securities, which are restricted as to resale, and the fund has limited rights to registration under the Securities Act of 1933. The following table summarizes the direct placement securities held at December 31, 2014:

Issuer, description	Acquisition date	Acquisition cost	Beginning share amount	Ending share amount	Value as a percentage of fund's net assets	Value as of 12-31-14
Allstar Co-Invest LLC	8-1-11	$240,553	236,300	236,300	0.10%	$257,567
Dropbox, Inc.	5-1-12	$77,258	8,162	7,248	0.06%	$138,437
Sold: 914 shares
		$317,811				$396,004

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Hedged Equity & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Hedged Equity & Income Fund (the "Fund") at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 2015

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended December 31, 2014.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $13,646,705 in capital gain dividends.

Eligible shareholders will be mailed a 2014 Form 1099-DIV in early 2015. This will reflect the tax character of all distributions paid in calendar year 2014.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ADDITIONAL INFORMATION

Unaudited

Investment objective and policy

The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on May 26, 2011 and are publicly traded on the New York Stock Exchange (the NYSE). The fund's investment objective is to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation. The fund uses an equity strategy, as well as futures and call writing, to pursue its investment objective.

Under normal circumstances, the fund will invest at least 80% of its net assets (assets plus borrowings for investment purposes) in equity and equity-related securities, including common stock, preferred stock, depositary receipts (including American Depositary Receipts and Global Depositary Receipts), index-related securities (including exchange-traded funds), options on equity securities and equity indexes, real estate investment structures (including real estate investment trusts), convertible securities, private placements, convertible preferred stock, rights, warrants, derivatives linked to equity securities or indexes and other similar equity equivalents. The fund may invest in listed and unlisted domestic and foreign equity and equity-related securities or instruments. These equity and equity-related instruments may include equity securities of, or derivatives linked to, foreign issuers and indexes (including emerging market issuers or indexes).

Dividends and distributions

During the year ended December 31, 2014, distributions from net investment income totaling $0.449 per share and distributions from net realized gain totaling $1.055 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment Date	Distributions
March 31, 2014	$0.3760
June 30, 2014	0.3760
September 30, 2014	0.3760
December 31, 2014	0.3760
Total	$1.5040

Dividend reinvestment plan

The fund's Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011 and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund's net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant's account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants' behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date, which is three business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder's participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.

All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).

Shareholder communication and assistance

If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:

Computershare
P.O. Box 30170
College Station, TX 77842-3170
Telephone: 800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	224
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2012	224
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2012	224
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	2011	224
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012).
Grace K. Fey, Born: 1946	2012	224
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	224
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2011	224
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).
Hassell H. McClellan, Born: 1945	2012	224
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	2011	224
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).
Gregory A. Russo, Born: 1949	2011	224
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Craig Bromley, Born: 1966	2012	224
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).
Warren A. Thomson, Born: 1955	2012	224
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife Asset Management (since 2001, including prior positions); Director (since 2006), and President and Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2011
Executive Vice President
President**
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President (effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions).
**Effective 3-13-14.
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3] and John Hancock Variable Insurance Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2011
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005).
Charles A. Rizzo, Born: 1957	2011
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007).
Salvatore Schiavone, Born: 1965	2011
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2010 and 2007-2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1	Mr. Bardelis, Mr. Burgess, Mr. Hoffman, and Mr. Thomson serve as Trustees for a term expiring in 2015; Mr. Bromley, Ms. Jackson, Mr. Oates, and Mr. Pruchansky serve as Trustees for a term expiring in 2016; and Mr. Cunningham, Ms. Fey, Mr. McClellan, and Mr. Russo serve as Trustees for a term expiring in 2017.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 37 other John Hancock funds consisting of 27 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Wellington Management Company LLP

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Stock symbol

Listed New York Stock Exchange: HEQ

*Member of the Audit Committee
†Non-Independent Trustee

For shareholder assistance refer to page 43

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 30170 College Station, TX 77842-3170

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

INCOME FUNDS (continued)

Money Market

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objective's, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

MF212225	P15A 12/14 2/15

ITEM 2. CODE OF ETHICS.

As of the end of the period, December 31, 2014, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $41,487 for the year ended December 31, 2014 $36,266 for the year ended December 31, 2013

(b) Audit-Related Services

The audit-related fees were $0 for the year ended December 31, 2014 and $0 for the fiscal period ended December 31, 2013, billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates"). In addition, amounts billed to control affiliates for service provider internal controls reviews were $103,940 and $98,642 for the years ended December 31, 2014 and 2013, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,450 for the year ended December 31, 2014 and $3,492 for the year ended December 31, 2013. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $156 for the year ended December 31, 2014 $285 and for the year ended December 31, 2013, billed to control affiliates for products and services provided by the principal accountant. The nature of the services comprising the all other fees consisted mainly of performance of agreed upon procedures required for the initial and secondary public offerings of shares and review of foreign tax withholding rates. These fees were approved by the registrant’s audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal period ended December 31, 2014, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates of the registrant were $5,316,575 for the year ended December 31, 2014 and $5,952,421 for the year ended December 31, 2013.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Not applicable.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the Wellington Management Company LLP (“Wellington Management”) portfolio managers

Management Biographies

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. Information is provided as of February 9, 2015.

Kent M. Stahl, CFA

Senior Managing Director and Director of Investment Strategy and Risk,

Wellington Management Company LLP since 1998

Joined Fund team since its inception (2011)

Gregg R. Thomas, CFA

Senior Managing Director and Director of Risk Management,

Wellington Management Company LLP since 2002

Joined Fund team since its inception (2011)

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2014. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO MANAGER NAME	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
Kent M. Stahl, CFA

Other Registered Investment Companies: Eleven (11) accounts with total net assets of approximately $27,129 million

Other Pooled Investment Vehicles: Two (2) accounts with total net assets of approximately $330.8 million

Other Accounts: One (1) account with total assets of approximately $171.9 million

Gregg R. Thomas, CFA

Other Registered Investment Companies: Eleven (11) accounts with total net assets of approximately $27,129 million

Other Pooled Investment Vehicles: One (1) account with total net assets of approximately $331.1 million

Other Accounts: One (1) account with total assets of approximately $171.9 million

The Subadviser does not receive a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

Conflicts of Interest. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by an Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Subadvisory Agreement between Wellington Management and the Adviser on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2014. Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s managers listed in the Prospectus who are primarily responsible for the day-to-day management of the Fund (the “Investment Professionals”) includes a base salary. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management is generally a fixed amount that is determined by the managing partners of of Wellington Management Group LLP.. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Stahl and Thomas are Partners.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2014 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund.

Portfolio Manager	Range of Beneficial Ownership
Kent M. Stahl, CFA	None
Gregg R. Thomas, CFA	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.

(b) REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	Total Number of Shares Purchased	Average Price per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans*	Maximum Number of Shares that May Yet Be Purchased Under the Plans

14-Jan	17,899	17.124	17,899	1,355,339	*
14-Feb	28,565	17.471	28,565	1,326,774
14-Mar	48,402	17.430	48,402	1,278,372
14-Apr	—	—	—	1,278,372
14-May	—	—	—	1,278,372
14-Jun	—	—	—	1,278,372
14-Jul	—	—	—	1,278,372
14-Aug	—	—	—	1,278,372
14-Sep	—	—	—	1,278,372
14-Oct	—	—	—	1,278,372
14-Nov	—	—	—	1,278,372
14-Dec	—	—	—	1,363,751	*
Total	94,866	$17.385		—

*On December 6, 2011, the Board of Trustees approved a share repurchase plan which was subsequently renewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan the fund may purchase in the open market, between January 1, 2015 and December 31, 2015, up to an additional 10% of its outstanding common shares (based on common shares outstanding as of December 31, 2014).

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)     There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Contact person at the registrant.

(C)(4) Registrant’s notice to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Hedged Equity & Income Fund

By:

/s/ Andrew Arnott

Andrew Arnott

President

Date: February 13, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Andrew Arnott

Andrew Arnott

President

Date: February 13, 2015

By:

/s/ Charles A. Rizzo

Charles A. Rizzo

Chief Financial Officer

Date: February 13, 2015